Advisory Research International Small Cap Value Fund

Investor Class (ADVIX)

Class I (ADVLX)

A series of Investment Managers Series Trust

Supplement dated June 17, 2019, to the

Prospectus dated March 1, 2019, as amended.

Effective immediately (the “Effective Date”), the Advisory Research International Small Cap Value Fund (the “Fund”) has removed the MSCI EAFE Index as a performance benchmark index. Advisory Research, Inc., the Fund’s advisor, does not believe the market capitalization range of the MSCI EAFE Index is representative of the target market capitalization range of the Fund. The Fund will continue to include the MSCI EAFE Small Cap Index as a performance benchmark index.

Accordingly, as of the Effective Date, the “Average Annual Total Returns” table on page 16 of the Prospectus is deleted and replaced with the following:

Average Annual Total Returns for periods ended December 31, 2018	One Year	Three Years	Five Years	Since Inception (3/31/10)*
Investor Class – Return Before Taxes	(15.29)%	5.28%	2.25%	5.87%
Investor Class – Return After Taxes on Distributions**	(15.49)%	4.79%	1.43%	4.96%
Investor Class – Return After Taxes on Distributions and Sale of Fund Shares**	(8.57)%	4.38%	1.85%	4.70%
Class I Shares – Return Before Taxes	(15.38)%	5.27%	2.26%	5.89%
MSCI EAFE Small Cap Index (reflects no deduction for fees, expenses or taxes)	(17.89)%	3.73%	3.06%	6.71%

*	The Investor Class commenced operations on March 31, 2010. Class I commenced operations on December 31, 2013. The performance figures for Class I include the performance for the Investor Class for the period prior to December 31, 2013.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Please file this Supplement with your records.